                                                                    Exhibit 23

                     Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-38606) of Scott Paper Company of our report dated June 29, 1994 appearing on Page 3 of this Form 11-K.



PRICE WATERHOUSE

Philadelphia, Pennsylvania
June 29, 1994


                                                                             35.